UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

555 IH-35 South, Suite 500
New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On May 21, 2007, various wholly-owned subsidiaries of Rush Enterprises, Inc. (collectively, the “Debtors”) and General Electric Capital Corporation (the “Secured Party”) entered into a Fourth Amendment to Addendum to Wholesale Security Agreement (the “Amendment”), which amends the Wholesale Security Agreement (the “WSA”), dated September 20, 2005 by and among the Debtors and the Secured Party.

The Amendment increases the amount that the Debtors may prepay under the WSA, which originally capped such prepayments at 50% of the internal credit limits not to exceed $100,000,000.  The Amendment allows the Debtors to prepay up to 50% of the internal credit limits not to exceed $100,000,000 plus 40% of the amount the total advances made under the WSA exceed $285,000,000.  The Secured Party adjusts the internal credit limits from time to time.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the actual terms of the Amendment, a copy of which is attached to this report as Exhibit 10.6 and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2007, the shareholders of Rush Enterprises, Inc. (the “Company”) approved the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) at the Company’s annual meeting of shareholders.

The terms of the Long-Term Incentive Plan are set forth in the Company’s proxy statement dated April 16, 2007 (the “Proxy Statement”), for the Company’s annual meeting of shareholders, and the description of the Long-Term Incentive Plan included therein under the caption “Proposal 2: Approval of the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan” is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 22, 2007, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Restated Bylaws”) to revise Article VI thereof to expressly provide for the issuance of uncertificated shares.  Under recent amendments to Rule 4350(L) of the Nasdaq Marketplace Rules, issuers are required to be eligible for a direct registration program, which permits an investor’s ownership to be recorded and maintained on the issuer’s (or its transfer agent’s) books and records without the issuance of a physical stock certificate.  The Restated Bylaws are effective immediately.

The above summary of the revisions to Article VI of the Company’s bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Document Description

3.1*	Rush Enterprises, Inc. Amended and Restated Bylaws.

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and among General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed January 23, 2007).

10.5

Amendment to Wholesale Security Agreement, dated May 15, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation (Incorporated herein by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed May 18, 2007).

10.6*

Fourth Amendment to Addendum to Wholesale Security Agreement, dated May 21, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

10.7	Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement dated April 16, 2007).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

		By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated	May 24, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

3.1*	Rush Enterprises, Inc. Amended and Restated Bylaws.

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and among General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed January 23, 2007).

10.5

Amendment to Wholesale Security Agreement, dated May 15, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation (Incorporated herein by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed May 18, 2007).

10.6*

Fourth Amendment to Addendum to Wholesale Security Agreement, dated May 21, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

10.7	Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement dated April 16, 2007).

*Filed herewith